UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 15, 2023
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ViewRay, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-37725	42-1777485
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1099 18th Street, Suite 3000, Denver, Colorado 80202
(Address of Principal Executive Offices, Zip Code)

Registrant’s Telephone Number, Including Area Code: (440) 703-3210
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
_________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	VRAY	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
The information set forth below under Item 1.03 of this Current Report on Form 8-K (“Form 8-K”) regarding the DIP Term Sheet (as defined below) is incorporated herein by reference.
Item 1.03. Bankruptcy or Receivership.
Chapter 11 Filing
On July 16, 2023 (the “Petition Date”), ViewRay, Inc. (the “Company”) and its subsidiary, ViewRay Technologies, Inc. (together with the Company, the “Debtors”), filed voluntary petitions for relief (the “Petitions”) under Chapter 11 of Title 11 (“Chapter 11”) of the United States Code (the “Bankruptcy Code”) in the U.S. Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). The Debtors requested that the Chapter 11 proceedings be jointly administered under the caption “In re: ViewRay, Inc., et al” (the “Chapter 11 Cases”).
The Debtors continue to operate their business as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court. The Debtors are seeking approval of a variety of “first day” motions containing customary relief intended to assure the Debtors’ ability to continue their ordinary course operations. The Debtors also filed with the Bankruptcy Court a motion seeking approval of debtor-in-possession financing and use of cash collateral (the “DIP Order”). In addition, in connection with the Chapter 11 Cases, the Debtors anticipate seeking authority to sell substantially all of their assets pursuant to Section 363 of the Bankruptcy Code.
DIP Term Sheet
Subject to the approval of the Bankruptcy Court following the entry of the DIP Order, the Debtors and MidCap Financial Trust (the “DIP Lender”) have agreed to enter into a multiple-draw secured term loan credit facility in an maximum principal amount of up to $6,000,000 million (the “DIP Facility”) subject to the terms and conditions set forth therein (the “DIP Term Sheet”). If the DIP Term Sheet is approved by the Bankruptcy Court as proposed and subject to the execution of definitive documentation (the “DIP Credit Documents”), the Debtors will have sufficient capital to continue operations through the closing of a sale transaction.
Item 2.04. Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.
The commencement of the Chapter 11 Cases described in Item 1.03 above constituted an acceleration event and caused the automatic and immediate acceleration of all debt outstanding under the Credit, Security and Guaranty Agreement, dated as of November 14, 2022, by and among the Debtors, as borrowers, and Midcap Funding IV Trust, as agent, MidCap Financial Trust, as term loan servicer, Silicon Valley Bank and MidCap Financial Trust, as co-lead arrangers, and the other financial institutions party thereto from time to time as lenders (the “Credit, Security and Guaranty Agreement”). As of the Petition Date, the Debtors had an aggregate of approximately $57.5 million in outstanding principal under and accrued interest under the Credit, Security and Guaranty Agreement.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Departure of Certain Directors and Officers
Prior to filing the Petitions, on July 15, 2023, Phillip M. Spencer and Gail Wilensky, Ph.D., advised the Board of Directors (the “Board”) of the Company of their resignations from the Board, effective immediately. The resignations of Phillip M. Spencer and Gail Wilensky, Ph.D., from the Board did not result from a disagreement with the Company or any of its officers or other directors on any matters relating to the operations, policies or practices of the Company.
In addition, on July 15, 2023, prior to filing the Petitions, the employments of Scott Drake as Chief Executive Officer (“CEO”), Jake Signoriello as Interim Chief Financial Officer (“CFO”) and Robert McCormack as Chief Legal Officer of the Company were terminated. Each of these terminations was treated as a termination without cause, entitling each of Messers. Drake, Signoriello and McCormack to their respective existing severance entitlements.

Appointment of Executive Officers
Prior to filing the Petitions, effective as of July 15, 2023, the Company appointed Paul Ziegler as CEO, Cassie Mahar, currently VP of Accounting and Corporate Controller, to serve as the Company’s interim CFO, and Adam Podbelski as Senior Vice President (“SVP”), Commercial Operations of the Company. Effective as of July 15, 2023, the Board appointed Mr. Ziegler as a Class II director of the Company, with a term expiring at the Company’s 2023 annual meeting of stockholders, to fill the vacancy resulting from Dr. Wilensky’s departure. The Board also decreased the size of the Board from nine to seven directors.
Mr. Ziegler, age 51, has been at the Company since 2019, most recently acting as Chief Commercial Officer. He has more than 19 years of experience in the medical device space. Prior to joining the Company, Mr. Ziegler served as Vice President of Sales for TransEnterix. His experience also includes more than nine years at Intuitive Surgical and roles at CardioVations and LabCorp.
Ms. Mahar, age 37, has been at the Company since 2019. Ms. Mahar has over 6 years of medical device experience. Prior to joining the Company, Ms. Mahar held accounting and auditor roles at Cologix, Spectranetics, and Grant Thornton.
Mr. Podbelski, age 44, has been at the Company since 2018, most recently acting as Senior Vice President of Global Customer Services. Mr. Podbelski has over 20 years of medical device experience. Prior to joining the Company, Mr. Podbelski held various leadership roles at Philips, Spectranetics and Medtronic.
There are no arrangements or understandings between the Company and the newly appointed executive officers and any other person or persons pursuant to which either executive officer was appointed as an executive officer or director of the Company and there is no family relationship between or among any director or executive officer of the Company and the newly appointed executive officers.
There are no transactions between the Company and the newly appointed executive officers that are reportable pursuant to Item 404(a) of Regulation S-K.
Offer Letters
In connection with Mr. Ziegler’s appointment as CEO, the Company entered into an offer letter with Mr. Ziegler (the “Ziegler Offer Letter”), which provides for a starting annual base salary of $600,000. Mr. Ziegler will be eligible to receive an annual performance incentive bonus at a target level of 100% of his annual base salary, with a threshold of 50% and a maximum of 200% of the base salary, and prorated for 2023 based on his date of hire. Mr. Ziegler also receive a restricted stock unit (“RSU”) grant of 1,200,000 shares under the terms and conditions set forth in the Company’s 2015 Stock Incentive Plan (the “Plan”), which vests over a 2-year period. Mr. Ziegler’s long-term cash incentive is $1,200,000, which will vest fully over the course of 36 months. The actual amount of payable will be determined based upon the extent to which individual and Company goals are achieved.
Pursuant to the terms of the Ziegler Offer Letter, Mr. Ziegler’s current Confidential Severance Agreement, dated March 14, 2023, remains in force. Effective January 1, 2024, Mr. Ziegler will move to a revised Severance Agreement which provides that, in the event Mr. Ziegler’s employment is terminated due to a Qualifying Termination within the Covered Period related to a Change in Control (“Change in Control Event”), the Company will make a lump sum severance payment to Mr. Ziegler in an amount equal to the sum of: 200% of his base salary and his then current target annual bonus. In the event Mr. Ziegler’s employment is terminated without cause or by Mr. Ziegler with good reason and is not due to a Change in Control Event, then the Company will make a lump sum severance payment to Mr. Ziegler in an amount equal to the sum of: 150% of his base salary and the pro-rata portion of his Annual Incentive Plan bonus, based on the date of separation during the then-current fiscal year.
In connection with Mr. Podbelski’s appointment as SVP, Commercial Operations, the Company entered into an offer letter with Mr. Podbelski (the “Podbelski Offer Letter”, together with the Ziegler Offer Letter, the “Offer Letters”), which provides for a starting annual base salary of $350,000. Mr. Podbelski will be eligible to receive an annual performance incentive bonus at a target level of 50% of his annual base salary, with a threshold of 50% and a maximum of 200% of the base salary, and prorated for 2023 based on his date of hire. Mr. Podbelski also receive a RSU grant of 350,000 shares under the Plan, which vests over a 2-year period. Mr. Podbelski’s long-term cash incentive is $250,000, which will vest fully over the course of 36 months. The actual amount of payable will be determined based upon the extent to which individual and Company goals are achieved.

There was no new compensatory arrangement entered into with Ms. Mahar in connection with serving as the interim CFO, and the terms of her existing employment with the Company will continue to apply.
The foregoing descriptions of the Offer Letters are only summaries and are qualified in their entirety by reference to the Offer Letters, copies of which are filed as Exhibit 10.2 and 10.3 hereto and are incorporated herein by reference.
Item 7.01. Regulation FD Disclosure.
Press Release
On July 17, 2023, the Company issued a press release announcing its intention to voluntarily file petitions for relief under Chapter 11. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Additional Information on the Chapter 11 Cases
Court filings and information about the Chapter 11 Cases can be found at a website maintained by the Debtors’ claims agent Stretto at https://cases.stretto.com/ViewRay. The documents and other information available via website or elsewhere are not part of this Form 8-K and shall not be deemed incorporated therein.
The information in this Item 7.01 of this Form 8-K and the Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), or incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.
Forward-Looking Statements
This Form 8-K contains forward-looking statements within the meaning of Section 27A of the Private Securities Litigation Reform Act. Statements in this Form 8-K that are not purely historical are forward-looking statements. Terms such as “will”, “may,” “might,” “would,” “should,” “could,” “project,” “estimate,” “pro forma,” “predict,” “potential,” “strategy,” “anticipate,” “attempt,” “develop,” “plan,” “help,” “believe,” “continue,” “intend,” “expect,” “future” and terms of similar import (including the negative of any of the foregoing) may be intended to identify such forward-looking statements. However, not all forward-looking statements may contain one or more of these identifying terms. Forward-looking statements in this Form 8-K may include, without limitation, risks attendant to the bankruptcy process, including the Company’s ability to obtain court approval from the Bankruptcy Court with respect to the DIP Credit Documents or other requests made to the Bankruptcy Court throughout the course of the Chapter 11 Cases; the possibility that the Company may not be able to complete a sale of all or a portion of the Company’s assets on favorable terms, or at all; the effects of the Chapter 11 Cases, including increased legal and other professional costs necessary to execute the Company’s Chapter 11 Cases, on the Company’s liquidity (including the availability of operating capital during the pendency of the Chapter 11 Cases), results of operations or business prospects; the effects of the Chapter 11 Cases on the interests of various constituents and financial stakeholders; the length of time that the Company will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the Chapter 11 Cases; objections to the Company’s restructuring process, any senior secured super-priority debtor in possession term loan facilities, or other pleadings filed that could protract the Chapter 11 Cases; risks associated with third-party motions in the Chapter 11 Cases; Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general; the Company’s ability to comply with the restrictions imposed by the terms and conditions of the DIP Credit Documents and other financing arrangements; employee attrition and the Company’s ability to retain senior management and other key personnel due to the distractions and uncertainties; the Company’s ability to maintain relationships with suppliers, customers, employees and other third parties and regulatory authorities as a result of the Chapter 11 Cases; and the impact and timing of any cost-savings measures and related local law requirements in various jurisdictions. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the Company’s business in general, see the Company’s current and future reports filed with the Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and its Quarterly Reports on Form 10-Q, as updated periodically with the Company’s other filings with the SEC. These forward-looking statements are made as of the date of this Form 8-K, and the Company assumes no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements, except as required by law.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
10.1	DIP Term Sheet, dated July 16, 2023, by and between the Debtors and MidCap Financial Trust
10.2	Offer Letter, dated July 14, 2023, by and between the Company and Paul Ziegler
10.3	Offer Letter, dated July 14, 2023, by and between the Company and Adam Podbelski
99.1	Press Release dated July 17, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VIEWRAY, INC.

Date: July 17, 2023	By:	/s/ Sanket Shah
Sanket Shah
General Counsel and Corporate Secretary